Exhibit 99.1

Consumer Portfolio Services, Inc. Nasdaq: CPSS Investor Presentation As of March 31, 2023

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» Consumer finance company focused on sub - prime auto market » Established in 1991. IPO in 1992 » Through March 31, 2023, approximately $20.4 billion in contracts originated » Approximately 786 employees as of March 31, 2023 » $415.2 million contract originations in Q1 2023; $1.9 billion contract originations in 2022 » $2.9 billion outstanding managed portfolio as of March 31, 2023 (excludes third party receivables) » Headquarters in Las Vegas, Nevada. Branches in California, Nevada, Illinois, Virginia and Florida

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$0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 Pretax Income ($ in mm ) $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 $550 New Contract Purchases ($ in mm) $1,000 $1,500 $2,000 $2,500 $3,000 Total Managed Portfolio ($ in mm) 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% Pre - Tax Return on Managed Assets (1) (1) Pre - tax income as a percentage of average managed portfolio for the period.

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CPS Systems Proprietary Applications Credit Scoring and Decisioning Verifications and Funding Servicing and Collections System Customer Contact –  Workflow Management Receivables Accounting System Credit Application Servicing Activities –  Five Branch Locations Decline or Approval / Pricing Credit Bureaus Funding Package Originations System Automobile Dealership Auto Consumers Shop -- Negotiate -- Apply for Credit

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(1) As a percentage of the average managed portfolio. Percentages may not add due to rounding. March 31, 2023 March 31, 2022 December 31, 2022 December 31, 2021 Interest Income 11.2% 12.3% 12.0% 12.4% Mark to Fin. Recs. at FV - 0.4% 0.6% (0.2%) Servicing and Other Income 0.4% 0.3% 0.4% 0.3% Interest Expense (4.6%) (2.9%) (3.4%) (3.5%) Net Interest Margin 7.0% 10.2% 9.5% 9.0% Provision for Credit Losses 1.3% 1.7% 1.1% 0.7% Core Operating Expenses (5.7%) (6.7%) (6.1%) (6.6%) Pretax Return on Assets 2.6% 5.2% 4.6% 3.1% Quarter Ended Twelve Months Ended

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(1) According to Experian Automotive Other National Industry Players » Santander Consumer USA » Exeter Finance Corp » Global Lending Services » Westlake Financial » Credit Acceptance Corp. » GM Financial – Americredit » Capital One » Wells Fargo U.S Market for Auto Finance » $1.6 trillion auto loans outstanding at Q4 2022 (1) » Approximately 34% of auto financings in Q4 2022 were below prime (FICO < 661) (1) » Historically fragmented market » Few dominant players » Significant barriers to entry

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» Contracts purchased in three months ended March 31, 2023 - $415.2 million » Contracts purchased from dealers in 47 states » Diverse geographic market penetration Factory Franchised , 77% Independent , 23% 9% 3% Originating Dealer Type 9% 7% 8% 6% 6% 5% 5% 3% 2%

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» Since inception through March 31, 2023, the Company has originated approximately $20.4 billion in contracts $415 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 ($ in millions)

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$0 $500 $1,000 $1,500 $2,000 $2,500 ($ in millions)

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(1) Under the CPS programs for contracts purchased for the year ended March 31, 2023 » 9% New » 12% Certified Pre - Owned » 79% Pre - owned » 47% Domestic » 53% Imports Primarily late model, pre - owned vehicles 0% 4% 8% 12% 16% 20% 24% 28% Model Years of Current Year Production

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» CPS’s proprietary scoring models and risk - adjusted pricing result in program offerings covering a wide band of the sub - prime credit spectrum % of Purchases Avg. FICO Avg. Time on Job (years) Avg. Annual Household Income Avg. Amount Financed Avg. Yield (2) Program (1) 3% 670 9.4 $99,512 $22,841 14.05% Meta 10% 594 6.9 $92,157 $24,369 16.10% Preferred 19% 574 5.2 $84,873 $23,931 18.76% Super Alpha 14% 565 4.5 $77,329 $22,096 21.81% Alpha Plus 33% 580 3.2 $62,446 $20,249 23.90% Alpha 11% 574 2.6 $57,464 $17,104 26.87% Standard 6% 562 2.8 $56,347 $16,129 29.40% Mercury / Delta 4% 571 1.6 $50,144 $14,790 29.63% First Time Buyer 100% 579 4.0 $69,844 $20,500 22.39% Overall (1) Under the CPS programs for contracts purchased for the year ended March 31, 2023. (2) Contract APR as adjusted for fees charged (or paid) to dealer.

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(1) Under the CPS programs for contracts purchased for the year ended March 31, 2023. • Average age 41 years • Average time in job 4 years • Average time in residence 6 years • Average credit history 9 years • Average household income $69,844 per year • Percentage of homeowners 21% Borrower : • Average amount financed $20,500 • Weighted average monthly payment $567 • Weighted average term 69 months • Weighted average contract APR 22.4% • Weighted average LTV 121.3% Contract:

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Contract Originations » Centralized contract originations at Irvine HQ » Maximizes control and efficiencies » Certain functions performed at Florida and Nevada offices » Proprietary auto - decisioning system » Makes initial credit decision on over 99% of incoming applications » Decision inputs include deal structure, credit history and proprietary scorecard » Pre - funding verification of employment, income and residency » Protects against potential fraud Servicing » Geographically dispersed servicing centers enhance coverage and staffing flexibility and drive portfolio performance » Early contact on past due accounts; commencing as early as first day after due date; self - cure analytics leverages workforce » Integrated customer contact system coordinates phone, text, chat, email and IVR activity. » Workloads allocated based on specialization and behavioral scorecards, for efficiency and focus

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» $400 million in interim funding capacity through two credit facilities » $200 million with Citibank; revolves to July 2024, due in July 2025 » $200 million with Ares; revolves to January 2024, due in January 2028 » Regular issuer of asset - backed securities, providing long - term matched funding » $18.1 billion in 97 deals from 1994 through April 2023. » Completed 47 senior subordinated securitizations since the beginning of 2011. » In the January 2023 transaction, sold five tranches of rated bonds from triple “A” down to double “B” with a blended coupon of 6.82%. » In the April 2023 transaction, sold five tranches of rated bonds from triple “A” down to double “B” with a blended coupon of 7.17%. » As of March 31, 2023, total corporate debt of $ 23 .4 million in subordinated unsecured retail notes. » Completed $50 million residual financing in June 2021.

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» Average of quarterly vintage cumulative net losses as of March 31, 2023 » Improved credit performance of more recent vintages 2016 2017 2018 2019 2020 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% 1 4 7 10 13 16 19 22 25 28 31 34 37 40 43 46 49 52 55 58 61 2016 2017 2018 2019 2020 2021 2022 2021 2022

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(1) Numbers may not add due to rounding. ($ in millions) March 31, 2023 December 31, 2022 December 31, 2021 December 31, 2020 Assets Cash 10.2$ 13.5$ 29.9$ 13.5$ Restricted cash 158.9 149.3 146.6 130.7 Finance receivables, net of allowance 54.8 70.6 176.2 411.3 Finance receivables, measured at fair value 2,575.1 2,476.6 1,749.1 1,523.7 Deferred tax assets, net 9.8 10.2 19.6 28.5 Other assets 27.8 32.6 38.2 38.2 2,836.6$ 2,752.8$ 2,159.6$ 2,145.9$ Liabilities Accounts payable and accrued expenses 59.8$ 55.4$ 43.6$ 43.1$ Warehouse lines of credit 285.8 285.3 105.6 119.0 Residual interest financing 49.7 49.6 53.7 25.4 Securitization trust debt 2,175.1 2,108.7 1,760.0 1,803.7 Subordinated renewable notes 23.4 25.3 26.5 21.3 2,593.8 2,524.4 1,989.4 2,012.5 Shareholders' equity 242.8 228.4 170.2 133.4 2,836.6$ 2,752.8$ 2,159.6$ 2,145.9$

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(1) Numbers may not add due to rounding. (2) Includes $8.8 million tax benefit in 2020. ($ in millions) March 31, 2023 March 31, 2022 December 31, 2022 December 31, 2021 December 31, 2020 Revenues Interest income 80.1$ 70.1$ 305.2$ 266.3$ 295.0$ Mark to finance receivables at fair value - 2.4 15.3 (4.4) (29.5) Other income 3.0 1.9 9.2 6.0 5.7 83.1 74.4 329.7 267.8 271.2 Expenses Employee costs 22.0 22.2 84.3 80.5 80.2 General and administrative 18.9 15.9 69.8 60.9 55.4 Interest 32.8 16.4 87.5 75.2 101.3 Provision for credit losses (9.0) (9.4) (28.1) (14.6) 14.1 64.7 45.1 213.5 202.1 251.0 Pretax income 18.4 29.3 116.2 65.7 20.1 Income tax expense (benefit) (2) 4.6 8.2 30.2 18.2 (1.6) Net income 13.8$ 21.1$ 86.0$ 47.5$ 21.7$ EPS (fully diluted) 0.54$ 0.75$ 3.23$ 1.84$ 0.90$ Years EndedThree Months Ended

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(1) Revenues less interest expense and provision for credit losses. (2) Total expenses less provision for credit losses and interest expense. (3) Equal to annualized pretax income as a percentage of the average managed portfolio. ($ in millions) March 31, 2023 March 31, 2022 December 31, 2022 December 31, 2021 December 31, 2020 Auto contract purchases 415.2$ 410.0$ 1,854.4$ 1,146.3$ 742.6$ Total managed portfolio 2,881.8$ 2,324.4$ 2,795.4$ 2,209.4$ 2,175.0$ Risk-adjusted margin (1) 59.3$ 67.4$ 270.3$ 207.2$ 155.7$ Core operating expenses (2) $ amount 40.9$ 38.0$ 154.1$ 141.4$ 135.6$ % of avg. managed portfolio 5.7% 6.7% 6.1% 6.6% 5.9% Pretax return on managed assets (3) 2.6% 5.2% 4.6% 3.1% 0.9% Total delinquencies and repo inventory (30+ days past due) As a % of total owned portfolio 9.9% 8.5% 12.6% 10.5% 12.1% Annualized net charge-offs As a % of total owned portfolio 5.2% 3.3% 4.5% 3.5% 6.5% Three Months Ended Years Ended

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» CPS has weathered multiple industry cycles to remain one of the few independent public auto finance companies » Forty - five consecutive quarters of pre - tax profits » Attractive industry fundamentals with fewer large competitors than last cycle » Consistent credit performance » Opportunistic, successful acquisitions » Stable senior management team averaging 20 years of experience owns significant equity

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 Any person considering an investment in securities issued by CPS is urged to review the materials filed by CPS with the U.S. Securities and Exchange Commission ("Commission"). Such materials may be found by inquiring of the Commission‘s EDGAR search page www.sec.gov/edgar/searchedgar/companysearch.html using CPS's ticker symbol, which is "CPSS." Risk factors that should be considered are described in Item 1A, “Risk Factors," of CPS’s most recent annual report on Form 10 - K and subsequent reports on Form 10 - Q, which reports are on file with the Commission and available for review at the Commission's website. Such description of risk factors is incorporated herein by reference.

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 Forward - looking statements in this presentation include the Company's recorded figures representing allowances for remaining expected lifetime credit losses, its markdown of carrying value for the portion of its portfolio accounted for at fair value, its charge to the provision for credit losses for the its legacy portfolio, its estimates of fair value (most significantly for its receivables accounted for at fair value), its entries offsetting the preceding, its anticipated credit facility capacity, and figures derived from any of the preceding. In each case, such figures are forward - looking statements because they are dependent on the Company’s estimates of cash to be received and losses to be incurred in the future. The accuracy of such statements may be adversely affected by various factors, which include (in addition to risks relating to the economy generally) the following: possible increased delinquencies; repossessions and losses on retail installment contracts; incorrect prepayment speed and/or discount rate assumptions; possible unavailability of qualified personnel, which could adversely affect the Company’s ability to service its portfolio; possible increases in the rate of consumer bankruptcy filings, which could adversely affect the Company’s rights to collect payments from its portfolio; other changes in government regulations affecting consumer credit; possible declines in the market price for used vehicles, which could adversely affect the Company’s realization upon repossessed vehicles; economic conditions in geographic areas in which the Company's business is concentrated ; and a default under any credit facility debt agreement which, if not waived could result in acceleration of the related indebtedness and impair the Company’s ability to secure additional financing . Any or all of such factors also may affect the Company’s future financial results, as to which there can be no assurance. Any implication that past results or past consecutive earnings are indicative of future results or future earnings is disclaimed, and the reader should draw no such inference. Factors such as those identified above in relation to losses to be incurred in the future may affect future performance.

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